Exhibit 10.8

                                                                     May 1, 1998

                            Indemnification Agreement



Recovery Equity Investors II, L.P.
901 Mariner's Island Boulevard
Suite 465
San Mateo, CA  94404


Gentlemen:

               As part of the consideration for the agreement of Recovery Equity Investors II, L.P., a Delaware limited partnership (the "Consultant"), to furnish its services to Chadmoore Wireless Group, Inc., a Colorado corporation (the "Company"), pursuant to the terms of the Advisory Agreement, dated as of May 1, 1998, between the Consultant and the Company (as the same may be amended, supplemented, or otherwise modified from time to time, the "Advisory Agreement"), the Company agrees to indemnify and hold harmless the Consultant, its affiliates, their respective partners, officers, directors, employees, and agents, and all other persons controlling the Consultant or any of its affiliates within the meaning of either (i) Section 15 of the Securities Act of 1933, as amended, or (ii) Section 20 of the Securities Exchange Act of 1934, as amended (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its affiliates, security holders, or creditors for, all claims, liabilities, fees, penalties, expenses, losses, and damages (including without limitation the reasonable fees, charges, and disbursements of counsel) (collectively, "Losses") related to or arising out of actions taken (or omitted to be taken) by any of the Indemnified Parties pursuant to the Advisory Agreement or any Indemnified Party's role in connection therewith, and whether or not incurred in connection with any action or proceeding relating to any such act or omission; provided, however, that the Company shall not be responsible for any Losses to the extent that it is finally judicially determined that they result solely from actions taken or omitted to be taken by an Indemnified Party due to such Indemnified Party's gross negligence or willful misconduct.

               If for any reason the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received (or contemplated to be received) by the Company on the one hand and such Indemnified Party on the other hand or, if such allocation is judicially determined unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of such Indemnified Party on the other hand, subject to the limitation that in any event an Indemnified Party's aggregate contribution to all Losses shall not exceed the amount of fees actually received by such Indemnified Party pursuant to the Advisory Agreement.

               Promptly after receipt by an Indemnified Party of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification may be sought against the Company hereunder, such Indemnified Party will notify the Company in writing of the receipt or commencement thereof, but failure to notify the Company will relieve the Company from any liability which it may have hereunder only if, and to the extent that, such failure results in the forfeiture of substantial rights and defenses on the part of such Indemnified Party, and will not in any event relieve the Company from any other obligation to any Indemnified Party. The Company shall assume the defense of such action or proceeding (including without limitation payment of reasonable fees, charges, and disbursements of counsel) insofar as such action or proceeding shall relate to any alleged Loss in respect of which indemnity may be sought against the Company. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees, charges and disbursements of such counsel shall be at the expense of such Indemnified Party unless employment of such counsel has been specifically authorized by the Company in writing.

               The Company shall authorize separate counsel for an Indemnified Party if the named parties to any action or proceeding (including any impleaded parties) include the Company (or any of the directors of the Company) and such Indemnified Party, and (i) in the good faith judgment of such Indemnified Party (as advised by counsel) the use of joint counsel would present such counsel with an actual or potential conflict of interest or (ii) an Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (or its directors(s)).

               The Company will reimburse each Indemnified Party for all expenses (including without limitation the reasonable fees, charges, and disbursements of counsel authorized by the Company) as they are incurred by such Indemnified Party in connection with investigating, preparing for, or defending any action, claim, or proceeding ("Action") referred to above (or enforcing this Indemnification Agreement or the Advisory Agreement) whether or not any Indemnified Party is or becomes a party to such Action, and whether or not such Action is initiated or brought by the Consultant. The Company further agrees that the Company will not settle, compromise, or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Party is a party thereto) unless the Company has given the Consultant reasonable prior written notice thereof and obtained an unconditional release of each Indemnified Party from all liability arising therefrom. No Indemnified Party shall admit any liability with respect to, settle, compromise, or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification is being sought hereunder without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). An Indemnified Party shall not be liable to the Company or to any other person in connection with the services which it renders pursuant to the Advisory Agreement, except for such Indemnified Party's gross negligence or willful misconduct judicially determined as
aforesaid.   The  indemnification,
contribution, and expense reimbursement obligations that the Company has under this Indemnification Agreement shall be in addition to any liability the Company may otherwise have. THE CONSULTANT HEREBY AGREES, AND THE COMPANY HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM, OR ACTION ARISING OUT OF THE ADVISORY AGREEMENT, THE CONSULTANT'S PERFORMANCE THEREUNDER, OR THIS INDEMNIFICATION AGREEMENT.

               The provisions of this Indemnification Agreement shall apply to the Consultant's services under the Advisory Agreement and shall remain in full force and effect regardless of the completion or termination of the Advisory Agreement or any amendment, supplement, or other modification to or of the Advisory Agreement. This Indemnification Agreement and any other agreements relating hereto shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                           [Signature page to follow]

                                             Very truly yours,

                                             CHADMOORE WIRELESS GROUP, INC.

                                             By:
                                                ---------------------------
                                                   Name:
                                                   Title:



Agreed to and accepted
this          day of May, 1998
    ----------


RECOVERY EQUITY INVESTORS  II, L.P.
By  Recovery Equity Partners II, L.P.,
        its General Partner


By:
   ------------------------------
     Name:   Joseph J. Finn-Egan
     Title:    General Partner


By:
   ------------------------------
     Name:   Jeffrey A. Lipkin
     Title:     General Partner






                           [Indemnification Agreement]